AMENDMENT NO. 3 TO
                             TERM LOAN AGREEMENT AND
                             -----------------------
                       AMENDMENT TO RELATED LOAN DOCUMENTS
                       -----------------------------------

         THIS AMENDMENT NO. 3 TO TERM LOAN AGREEMENT AND AMENDMENT TO RELATED LOAN DOCUMENTS (this "Amendment"), dated as of February 13, 2001, is entered into by and between SVI HOLDINGS, INC., a Nevada corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Lender"), with reference to the following facts:


                                    RECITALS
                                    --------

         A. Borrower and Lender are parties to that certain Term Loan Agreement, dated as of June 3, 1999, as amended (collectively, the "Loan Agreement"), pursuant to which Lender has provided Borrower with the revolving and term loan financing described therein.

         B. Borrower and Lender wish to amend the Loan Agreement and certain other Loan Documents as set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment without definition shall have the respective meanings assigned thereto in the Loan Agreement.

         2. AMENDMENT TO DEFINITION OF "SUBSIDIARY GUARANTORS". Section 1.1 of the Loan Agreement is hereby amended such that the definition of "Subsidiary Guarantors" shall read in full as follows:"

                  SUBSIDIARY GUARANTORS' means all Subsidiaries of Borrower other than Foreign Subsidiaries."

         3. AMENDMENT TO INTEREST RATE PROVISIONS. Notwithstanding any contrary provision of the Loan Agreement, the Revolving Note, the New Term Loan Note or any other Loan Document, interest on the Obligations (including, but not limited to, Borrower's Obligations under the New Term Loan Note and the Revolving Note) shall be payable as set forth below:

                  (a) THE PAY RATE. Commencing with the Monthly Payment Date of November 30, 2000, Borrower shall pay interest on the Obligations on each Monthly Payment Date prior to April 1, 2001 at a rate per annum (the "Pay Rate") equal to the Alternate Base Rate PLUS two (2) percentage points (200 basis points);

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                  (b) THE ACCRUAL RATE. Notwithstanding that Borrower shall be obligated to pay monthly interest on the Obligations at only the Pay Rate as set forth in clause (a) above, interest on the Obligations shall accrue at a rate per annum (the "Accrual Rate") equal to the Alternate Base Rate PLUS the Applicable Alternate Base Rate Margin; and

                  (c) PAYMENT OF ACCRUED INTEREST. On April 1, 2001, Borrower shall pay to Lender a final interest payment in an amount equal to the difference between (i) interest accrued on the Obligations since October 31, 2000 at the Accrual Rate and (ii) interest paid on the Obligations since October 31, 2000 at the Pay Rate. Borrower and Lender acknowledge and agree that the difference between the amount of interest accrued on the Obligations at the Accrual Rate and the amount of interest actually paid by Borrower on the Obligations at the Pay Rate for the month of November 2000 was $17,374.07, for the month of December 2000 was $18,469.79, and for the month of January 2001 was $26,165.54.

         4. AMENDMENT TO PRINCIPAL PAYMENT PROVISION. The New Term Loan Note is hereby amended such that the third (3rd) paragraph thereof shall read in full as follows:

                  "The principal indebtedness evidenced by this Note shall be payable as follows:

                  (a) the undersigned shall make three (3) equal consecutive monthly payments of $200,000 each, commencing on August 1, 2000 and continuing through and including October 1, 2000; and

                  (b) the undersigned shall pay the entire remaining unpaid principal balance of the Loans evidenced hereby, and all accrued and unpaid interest thereon, on the Term Loan Maturity Date."

Borrower and Lender acknowledge and agree that as of the date of this Amendment, the outstanding principal balance of the Term Loan evidenced by the New Term Loan Note is $4,150,000.

         5. AMENDMENT TO MANDATORY PREPAYMENT PROVISION. Notwithstanding anything to the contrary set forth in SECTION 3.1(F) of the Loan Agreement, Borrower may retain up to $2,500,000 in the aggregate of Net Cash Issuance Proceeds from one or more offerings of Borrower's equity securities, and Borrower may utilize such proceeds solely for Borrower's general working capital purposes.

         6. RESTRICTION ON PAYMENTS OF SUBORDINATED DEBT. Borrower shall make no payments (whether of interest, principal, fees, premiums or otherwise) with respect to any Subordinated Obligations, including, without limitation, Borrower's Subordinated Obligations in the principal amount of $10,000,000 owing to Softline Limited, a South African corporation; PROVIDED, HOWEVER, Borrower may make any and all principal payments as and when required in connection with its loan from Datafaction in the original principal amount of $600,000, as well as any and all payments of accrued interest as and when required in connection with such loan, at a per annum rate not to exceed 10% per annum.

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         7. TERMINATION OF REVOLVING COMMITMENT. Notwithstanding any contrary provision of the Loan Agreement, the Revolving Note or any other Loan Document, the Revolving Commitment is hereby terminated and Lender hereinafter shall have no further obligation to make Revolving Loans or any further loans or advances of any kind to Borrower. Borrower and Lender acknowledge and agree that, as of the date of this Amendment, the aggregate outstanding principal balance of the Revolving Loans evidenced by the Revolving Note is $2,999,598.60.

         8. AMENDMENT TO MINIMUM BOOK NET WORTH PROVISION. Section 6.17 of the Loan Agreement is hereby amended to read in full as follows:

                  "6.17 MINIMUM BOOK NET WORTH. Permit Book Net Worth to be less than the sum of (i) $43,500,000 and (ii) the consolidated net profit after taxes of Borrower and its Subsidiaries for each Fiscal Quarter ending after the Closing Date, commencing with the Fiscal Quarter ending June 30, 1999."

         9. AMENDMENT TO EBITDA COVENANT. Section 6.19 of the Loan Agreement (which was added to the Loan Agreement pursuant to the Second Amendment) is hereby amended to read in full as follows:

                  "6.19 MINIMUM MONTHLY EBITDA. Permit EBITDA for any month, commencing with the month of January 2001, to be less than 90% of Borrower's projected EBITDA for such month as reflected in the Budget."

         10. AMENDMENT TO ADDITIONAL MANDATORY PREPAYMENTS PROVISION. Section
6.20 of the Loan Agreement (which was added to the Loan Agreement pursuant to the Second Amendment) is hereby amended such that the words "from and after January 1, 2001" shall be inserted therein on the third (3rd) line thereof, after the reference to the words "received by Borrower".

         11. ADDITIONAL REQUIRED FINANCIAL INFORMATION. Borrower shall provide Lender with the following financial information, which shall be presented both on a consolidated basis and by Subsidiary, and otherwise shall be in form and substance acceptable to Lender:

                  (a) Sales and backlog reports on a monthly basis;

                  (b) rolling 13-week cash flow statements on a monthly basis or more frequently as required by Lender; and

                  (c) accounts payable and accounts receivable agings on a monthly basis.

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         12. GENERAL RELEASE. In consideration of Lender's agreement to enter into this Amendment and to provide Borrower with the accommodations described herein, Borrower hereby releases, discharges and acquits Lender and its past and present agents, servants, employees, representatives, successors and assigns from any and all debts, claims, demands, liabilities, obligations, cause or causes of action, known or unknown, against them which Borrower now owns or holds, or has at any time heretofore owned or held, by reason of any action, matter, cause or thing whatsoever done prior to the date of this Amendment, including, specifically, but not exclusively and without limitation, any and all claims, demands, rights and causes of action whatsoever arising out of, or which could be alleged to arise out of the Loan Agreement or any of the other Loan Documents.

                  It is the intention of Borrower in executing this Amendment that this document shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified, and in furtherance of this intention, Borrower hereby waives and relinquishes all rights and benefits under Section 1542 of the Civil Code of the State of California, which provides:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him might have materially affected his settlement with the debtor."

                  Borrower hereby acknowledges that it may hereafter discover facts different from, or in addition to, those now known or believed to be true with respect to such claims, demands, or causes of action, and agrees that this Amendment shall be, and remain, effective in all respects notwithstanding any such differences or additional facts.

         13. NO DEFAULTS. As of the effectiveness of this Amendment, there are no outstanding Events of Default under the Loan Agreement.

         14. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the prior satisfaction of each of the following conditions:

                  A. EXECUTION AND DELIVERY OF THIS AMENDMENT BY BORROWER. Lender shall have received an original of this Amendment, duly executed by Borrower;

                  B. EXECUTION AND DELIVERY OF CORPORATE RESOLUTION. Borrower shall have executed the Certificate of Resolution attached to the end of this Amendment;

                  C. EXECUTION AND DELIVERY OF SVI RETAIL, INC. LOAN DOCUMENTS. Borrower shall have caused its Subsidiary, SVI Retail, Inc., a Delaware corporation ("SVI Retail"), to execute and deliver to Lender all guaranty and security documents previously provided to Borrower by Lender's counsel and any other documents that Lender or its counsel reasonably may require to ensure that SVI Retail effectively guaranties the payment and performance of Borrower's Obligations under the Loan Agreement and that SVI Retail secures its obligations with respect to such guaranty by granting Lender a first-priority perfected security interest in all of SVI Retail's assets.

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                  D. EXECUTION AND DELIVERY OF SVI TRAINING PRODUCTS LOAN
DOCUMENTS. Borrower shall have caused its Subsidiary, SVI Training Products, a California corporation, to execute and deliver to Lender all guaranty and security documents that Lender or its counsel reasonably may require to ensure that SVI Training Products effectively guaranties the payment and performance of Borrower's Obligations under the Loan Agreement and that SVI Training Products secures its obligations with respect to such guaranty by granting Lender a first-priority perfected security interest in all of SVI Training Products' assets.

                  E. EXECUTION AND DELIVERY OF ADDITIONAL SUBSIDIARY LOAN DOCUMENTS. If applicable, Borrower shall have caused any additional direct or indirect Subsidiary besides SVI Retail and SVI Training Products, but not including any Foreign Subsidiary, to execute and deliver to Lender all guaranty and security documents that Lender or its counsel reasonably may require to ensure that such Subsidiary effectively guaranties the payment and performance of Borrower's Obligations under the Loan Agreement and that such Subsidiary secures its obligations with respect to such guaranty by granting Lender a first-priority perfected security interest in all of such Subsidiary's assets.

                  F. EXECUTION AND DELIVERY OF ADDITIONAL STOCK POWERS AND CERTIFICATES. In furtherance of the requirements of the Pledge Agreement, Borrower shall have executed such stock powers with respect to Borrower's holdings of shares of capital stock of its Subsidiaries, SVI Retail and SVI Training Products, as shall be necessary to endorse in blank all of the stock certificates evidencing such shares, and Borrower shall have delivered to Lender all of such executed stock powers and all of the original stock certificate relating thereto.

                  G. DELIVERY OF ORIGINAL IBIS NOTE. Borrower shall have delivered to Lender the original promissory note issued to Borrower and commonly referred to by Borrower and Lender as the "IBIS Note," together with an executed endorsement allonge sufficient in form to endorse the IBIS Note to Lender.

                  H. DELIVERY OF SECURITIES OFFERING DOCUMENTS. Borrower shall have delivered to Lender a copy of all material documents relating to the recent private sales of securities by Borrower to ICM Asset Management, Inc. and all other existing securities offering documents between Borrower or any of its direct or indirect Subsidiaries and other potential investors in Borrower.

                  I. SECRETARY CERTIFICATES. Borrower shall have delivered to Lender certificates, each in form and substance acceptable to Lender, of the respective secretaries of Borrower, SVI Retail, SVI Training Products and any other direct or indirect Subsidiary of Borrower (other than any Foreign Subsidiary), attaching true and correct copies of each of the constituent documents of such entities, and setting forth an accurate list of the current officers of each such entity.

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                  J. UPDATED SCHEDULE OF SUBSIDIARIES. Borrower shall have
delivered to Lender an updated SCHEDULE 4.4 to the Loan Agreement.

         15. OTHERWISE NOT AFFECTED. Except as expressly amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect.

         16. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first set forth above.


                                           BORROWER:

                                           SVI HOLDINGS, INC.,
                                           a Nevada corporation

                                           By /s/ Barry M. Schechter
                                              ----------------------------------
                                           Name: Barry M. Schechter
                                                --------------------------------
                                           Title: Chairman
                                                 -------------------------------



                                           LENDER:

                                           UNION BANK OF CALIFORNIA, N.A.,
                                           a national banking association

                                           By /s/ Joel Steiner
                                              ----------------------------------
                                           Name: Joel Steiner
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

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                            CERTIFICATE OF RESOLUTION
                            -------------------------


I, __________________, hereby certify that:

         I am the duly qualified and acting secretary of SVI Holdings, Inc., a Nevada corporation (the "Borrower").

         The following is a true copy of resolutions duly adopted by the Board of Directors of the Borrower at a special meeting held on February ___, 2001, at which a quorum was present and which voted thereon:

                           "RESOLVED that the terms of that certain Amendment No. 3 to Term Loan Agreement and Amendment to Related Loan Documents (the 'Amendment'), dated as of February ___, 2001, by and between this corporation and Union Bank of California, N.A. (`Lender'), are hereby approved and ratified.

                           FURTHER RESOLVED, that any one officer of this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to Lender the Amendment and any and all documents required in connection therewith and to do any and all other acts necessary or desirable to effectuate the transactions contemplated by the Amendment."

         These resolutions are in conformity with the Articles of Incorporation and Bylaws of the Borrower, have never been modified or repealed, and are now in full force and effect.

         IN WITNESS WHEREOF, I have executed this Certificate of Resolution on February ___, 2001.


                                                    ----------------------------
                                                    Secretary


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